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EXHIBIT 10.1

                           MARYLAND PROCUREMENT OFFICE
                                9800 SAVAGE ROAD
                    FORT GEORGE G. MEADE, MARYLAND 20755-5720

IN REPLY REFER TO                                     Serial No.:  DA341-0274-03
MPO-DA341-DAY                                         Date:  17 July 2003

SSP Solutions, Inc.
Attn  Mr. Kris Shah
17861 Cartwright Road
Irvine, CA 92614

REFERENCE  [CONTRACT NUMBER]

SUBJECT:  DISCLOSURE OF INFORMATION - CONTRACT

         Documents and information provided to your Company by the Maryland Procurement Office, to include, any contract pursuant to which you perform work for and provide products to this organization, under the terms of the contract and the applicable Department of Defense Federal Acquisition Supplement (DFAR) clauses, cannot be disclosed. This requirement on non-disclosure of any information also pertains to contract sponsorship as well as the nature of the Government's interest in and application of the subject matter of the contract. This lack of disclosure also applies to any SSP registration statements, proxy statements, prospectus, notifications, declarations, statements, applications or reports of other documents.

         Should you have any questions, please contact the undersigned at 410/854-4074 or FAX at 410/854-4455 or 854-4620.

                                           /s/ Deborah A. Young
                                           DEBORAH A. YOUNG
                                           Contracting Officer

cc: Mr. James S. Prohaska, SSP Litronic